UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5497

Western Asset Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

ITEM 1.                                       REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2012

Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

(MHF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Municipal High Income Fund Inc.

Fund objective

The Fund seeks high current income exempt from federal income taxes.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	21

Board approval of management and subadvisory agreements	29

Additional shareholder information	35

Dividend reinvestment plan	36

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal High Income Fund Inc. for the six-month reporting period ended April 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

Western Asset Municipal High Income Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% – the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s second estimate for first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined over the next six months and was 8.1% in April 2012, the lowest rate since January 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 3.4% on a seasonally adjusted basis in April 2012 versus the previous month. In addition, the NAR reported that the median existing-home price for all housing types was $177,400 in April 2012, up 10.1% from April 2011. Despite these positives, the inventory of unsold homes rose 9.5% in April versus the previous month.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After falling to 52.4 in February, the PMI rose to 53.4 in March and 54.8 in April. In addition, sixteen of the eighteen industries tracked by the Institute for Supply Management expanded in April. By comparison, fifteen and eleven industries expanded in March and February, respectively.

IV	Western Asset Municipal High Income Fund Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period begn, two- and ten-year Treasury yields were 0.25% and 2.17%, respectively. Two-year Treasuries hit their low for the reporting period of 0.21% in mid-January 2012, and ten-year Treasuries reached their reporting period trough of 1.30% in late January 2012. With the economy gathering some momentum, Treasury yields moved higher toward the end of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March and April given renewed fears over the European sovereign debt crisis. When the reporting period ended on April 30, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.95%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. Looking back, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions – including low rates of resource utilization and a subdued outlook for inflation over the medium run – are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April, saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. A flight to quality occurred in November given fears regarding the European sovereign debt crisis. Risk appetite returned over the next three months of the period, due to some better-than-expected economic data in the U.S. and signs of progress in the European situation. However, concerns related to Europe triggered another bout of risk aversion in March and for much of April. For the six months ended April 30, 2012, the Barclays Capital U.S. Aggregate Indexv returned 2.44%.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended April 30, 2012. Over that period, the Barclays Capital Municipal Bond Indexvi and the

Western Asset Municipal High Income Fund Inc.	V

Investment commentary (cont’d)

Barclays Capital U.S. Aggregate Index returned 5.50% and 2.44%, respectively. The municipal bond market outperformed the taxable bond market during five of the six months of the period given solid demand, a sharp decline in new issuance, improving tax revenues and low default rates. Additionally, investor sentiment improved as a number of states made progress toward shoring up their financial situation by raising taxes and cutting expenses.

Performance review

For the six months ended April 30, 2012, Western Asset Municipal High Income Fund Inc. returned 7.85% based on its net asset value (“NAV”)vii and 12.61% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 5.50% for the same period. The Lipper High Yield Municipal Debt Closed-End Funds Category Averageviii returned 10.70% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.21 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot

as of April 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$8.01 (NAV)	7.85%†
$8.24 (Market Price)	12.61%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*                 Total returns are based on changes in NAV or market price, respectively.

†                   Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡                 Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free),

VI	Western Asset Municipal High Income Fund Inc.

Investment commentary (cont’d)

Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

May 31, 2012

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi                The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii             Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii          Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                  The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and October 31, 2011 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure —April 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC Muni Bond	— Barclays Capital Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — April 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC Muni Bond	— Barclays Capital Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

4	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2012

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.0%
Arizona — 1.8%
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	$1,000,000	$1,060,960
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	1,500,000	1,528,290
University Medical Center Corp., AZ, Hospital Revenue	6.250%	7/1/29	500,000	572,095
Total Arizona				3,161,345
Arkansas — 0.4%
Arkansas State Development Financing Authority, Industrial Facilities Revenue, Potlatch Corp. Projects	7.750%	8/1/25	600,000	616,704	(a)
California — 5.4%
California State Public Works Board, Lease Revenue, Various Capital Projects	5.125%	10/1/31	1,500,000	1,618,995
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Asset Backed	7.800%	6/1/42	2,000,000	2,161,040	(b)
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,000,000	2,549,340
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	2,000,000	2,459,520
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	603,096
Total California				9,391,991
Colorado — 4.7%
Colorado Educational & Cultural Facilities Authority Revenue:
Cheyenne Mountain Charter Academy	5.250%	6/15/25	680,000	698,979
Cheyenne Mountain Charter Academy	5.125%	6/15/32	510,000	514,192
Elbert County Charter	7.375%	3/1/35	785,000	787,449
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	4,000,000	4,610,960
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	1,000,000	888,240
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	500,000	585,580	(b)
Total Colorado				8,085,400
Delaware — 4.3%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	4,000,000	4,132,280
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	3,000,000	3,262,140
Total Delaware				7,394,420
District of Columbia — 1.2%
District of Columbia COP, District Public Safety & Emergency, AMBAC	5.500%	1/1/20	1,895,000	1,997,027

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	5

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — 6.0%
Beacon Lakes, FL, Community Development District, Special Assessment	6.900%	5/1/35	$ 805,000	$ 816,560
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,500,000	1,451,490
Century Parc Community Development District, Special Assessment	7.000%	11/1/31	865,000	880,051	(b)
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems	6.000%	11/15/25	1,000,000	1,029,150	(b)
Martin County, FL, IDA Revenue, Indiantown Cogeneration Project	7.875%	12/15/25	2,000,000	2,009,940	(a)
Orange County, FL, Health Facilities Authority Revenue, First Mortgage Healthcare Facilities Revenue Bonds, GF/Orlando Inc. Project	9.000%	7/1/31	1,000,000	1,000,430
Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project	9.500%	8/1/13	155,000	158,870	(c)
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	2,000,000	1,652,426
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	1,000,000	397,000	(d)
University of Central Florida, COP, FGIC	5.000%	10/1/25	1,000,000	1,017,190
Total Florida				10,413,107
Georgia — 4.5%
Atlanta, GA, Airport Revenue, AGM	5.000%	1/1/26	1,000,000	1,069,810
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	2,000,000	2,128,780
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	2,000,000	2,336,840
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	1,000,000	1,138,460
Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates	7.250%	11/15/29	1,000,000	1,005,450
Total Georgia				7,679,340
Hawaii — 2.4%
Hawaii State Department of Budget & Finance Special Purpose Revenue:
Craigside Retirement Residence	6.400%	11/15/14	150,000	151,545
Craigside Retirement Residence	7.500%	11/15/15	1,500,000	1,529,070
Craigside Retirement Residence	8.750%	11/15/29	200,000	235,458
Hawaiian Electric Co.	6.500%	7/1/39	2,000,000	2,292,460
Total Hawaii				4,208,533

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — 2.4%
Cook County, IL, Revenue, Navistar International Corp.	6.500%	10/15/40	$2,000,000	$ 2,168,780
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.125%	5/15/40	1,000,000	1,010,790
Refunding, Chicago Charter School Project	5.000%	12/1/26	1,000,000	1,020,440
Total Illinois				4,200,010
Indiana — 0.5%
County of St. Joseph, IN, EDR:
Holy Cross Village Notre Dame Project	6.000%	5/15/26	285,000	289,469
Holy Cross Village Notre Dame Project	6.000%	5/15/38	550,000	552,519
Total Indiana				841,988
Kansas — 0.7%
Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health	5.000%	10/1/22	1,150,000	1,256,467
Kentucky — 1.3%
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	2,000,000	2,189,760
Louisiana — 0.5%
Epps, LA, COP	8.000%	6/1/18	775,000	792,631
Maryland — 2.0%
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	3,000,000	3,468,420
Massachusetts — 1.2%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	770,000	685,469	(a)
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	1,000,000	1,137,190
Massachusetts State Port Authority Revenue	13.000%	7/1/13	150,000	162,554	(c)
Total Massachusetts				1,985,213
Michigan — 6.3%
Allen Academy, COP	7.500%	6/1/23	2,130,000	2,188,980
Cesar Chavez Academy, COP	6.500%	2/1/33	1,000,000	1,021,470
Cesar Chavez Academy, COP	8.000%	2/1/33	1,000,000	1,040,060
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/41	2,000,000	2,040,680
Gaudior Academy, COP	7.250%	4/1/34	1,000,000	986,960
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	2,000,000	2,561,060
Star International Academy, COP	7.000%	3/1/33	920,000	934,195
Total Michigan				10,773,405

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	7

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 1.2%
Missouri State Health & Educational Facilities Authority, Lutheran Senior Services	6.000%	2/1/41	$ 500,000	$ 545,380
Missouri State HEFA Revenue, Refunding, St. Lukes Episcopal	5.000%	12/1/21	1,300,000	1,438,541
Total Missouri				1,983,921
Montana — 1.2%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	2,080,000	2,076,069	(a)
Nebraska — 1.9%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	3,340,000	3,355,832
New Jersey — 3.8%
Casino Reinvestment Development Authority Revenue, NATL	5.250%	6/1/20	1,500,000	1,570,560
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	5,000,000	4,932,200	(a)
Total New Jersey				6,502,760
New Mexico — 0.6%
Otero County, NM, COP, Jail Project Revenue	7.500%	12/1/24	1,000,000	994,290
New York — 1.5%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	2,000,000	2,215,880
New York City, NY, IDA, Civic Facilities Revenue, Special Needs Facilities Pooled Program	8.125%	7/1/19	340,000	342,737
Total New York				2,558,617
Ohio — 3.8%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	1,425,000	1,428,548
Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center	5.250%	5/15/21	1,500,000	1,616,055
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	2,000,000	2,221,960
Riversouth Authority, OH, Revenue, Riversouth Area Redevelopment	5.000%	12/1/25	1,260,000	1,358,179
Total Ohio				6,624,742
Oklahoma — 1.4%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	6.875%	11/1/23	1,300,000	1,379,612
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,110,110
Total Oklahoma				2,489,722

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 3.7%
Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project	7.250%	1/1/35	$1,000,000	$1,056,050	(b)
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.000%	1/1/27	1,000,000	1,027,950
Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project	7.500%	2/15/29	880,000	582,437
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	2,000,000	2,265,380
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/37	500,000	509,950
Host Marriot LP Project, Remarketed 10/31/95	7.750%	12/1/17	1,000,000	1,002,240	(a)
Total Pennsylvania				6,444,007
Puerto Rico — 2.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.250%	7/1/42	1,500,000	1,501,065
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	1,000,000	1,031,390
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	1,000,000	1,070,990	(e)
Total Puerto Rico				3,603,445
Tennessee — 1.4%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	2,500,000	2,457,225
Texas — 21.3%
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	1,500,000	1,627,290	(a)(f)
Burnet County, TX, Public Facility Project Revenue	7.500%	8/1/24	1,440,000	1,029,946
Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project	7.500%	10/1/12	2,000,000	2,014,240	(a)(f)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	2,000,000	2,049,860
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Inc., Terminal Projects	6.500%	7/15/30	1,000,000	1,073,580	(a)
Special Facilities, Continental Airlines Inc., Terminal Projects	6.625%	7/15/38	1,000,000	1,073,550	(a)
Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project	6.125%	7/15/27	2,750,000	2,749,835	(a)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	9

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Laredo, TX, ISD Public Facility Corp., Lease Revenue, AMBAC	5.000%	8/1/29	$1,000,000	$ 1,004,860
Love Field Airport Modernization Corp, TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	6,000,000	6,207,660
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	1,000,000	1,015,560
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,688,075
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	1,080,000	(d)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	2,000,000	2,303,380
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	4,000,000	4,670,280
Texas State Public Finance Authority:
Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	1,000,000	1,121,670
Uplift Education	5.750%	12/1/27	1,500,000	1,602,960
West Texas Detention Facility Corp. Revenue	8.000%	2/1/25	1,865,000	1,892,136
Willacy County, TX, PFC Project Revenue	8.250%	12/1/23	1,000,000	1,035,440
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	520,000	489,403
Total Texas				36,729,725
U.S. Virgin Islands — 1.6%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	2,500,000	2,820,800
Virginia — 3.8%
Broad Street CDA Revenue	7.500%	6/1/33	748,000	818,910	(b)
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	2,500,000	2,650,000	(a)
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings Opco LLC Project	5.250%	1/1/32	1,000,000	1,028,490	(a)
Elizabeth River Crossings Opco LLC Project	5.500%	1/1/42	2,000,000	2,059,480	(a)
Total Virginia				6,556,880
West Virginia — 1.5%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	2,500,000	2,594,550
Wisconsin — 0.6%
Wisconsin State HEFA Revenue, Aurora Health Care Inc.	6.400%	4/15/33	1,000,000	1,032,930
Total Investments before Short-Term Investments (Cost — $157,801,414)				167,281,276

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 3.1%
California — 0.1%
California Health Facilities Finance Authority Revenue, Hospital Adventist Health Systems, LOC-Wells Fargo Bank N.A.	0.220%	9/1/25	$ 100,000	$ 100,000	(g)(h)
Michigan — 1.7%
University of Michigan, SPA-Northern Trust Co.	0.210%	4/1/42	3,000,000	3,000,000	(g)(h)
Missouri — 0.1%
Missouri State HEFA, Educational Facilities Revenue, St. Louis University, LOC-Wells Fargo Bank N.A.	0.240%	10/1/35	100,000	100,000	(g)(h)
New York — 1.1%
New York City, NY, GO, AGM, SPA-Dexia Credit Local	0.360%	11/1/26	2,100,000	2,100,000	(g)(h)
Ohio — 0.1%
County of Montgomery, OH, Revenue, Miami Valley Hospital, SPA-Wells Fargo Bank N.A.	0.230%	11/15/39	100,000	100,000	(g)(h)
Total Short-Term Investments (Cost — $5,400,000)				5,400,000
Total Investments — 100.1% (Cost — $163,201,414#)				172,681,276
Liabilities in Excess of Other Assets — (0.1)%				(206,054)
Total Net Assets — 100.0%				$172,475,222

(a)              Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)             Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)              Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)             The coupon payment on these securities is currently in default as of April 30, 2012.

(e)              All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)                Maturity date shown represents the mandatory tender date.

(g)             Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)             Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#                 Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	11

Western Asset Municipal High Income Fund Inc.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
SPA	— Standby Bond Purchase Agreement — Insured Bonds

Summary of Investments by Industry*

Industrial revenue	31.5%
Health care	17.2
Leasing	9.7
Transportation	7.7
Power	7.2
Education	6.3
Special tax obligation	5.9
Pre-refunded/escrowed to maturity	4.2
Water & sewer	3.4
Other	1.8
Solid waste/resource recovery	1.5
Local general obligation	0.5
Short-term investments	3.1
100.0%

*                 As a percentage of total investments. Please note that Fund holdings are as of April 30, 2012 and are subject to change.

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Western Asset Municipal High Income Fund Inc.

Ratings Table†

Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	0.1%
AA/Aa	4.3
A	21.2
BBB/Baa	39.5
BB/Ba	3.5
B/B	5.4
C	0.2
D	0.6
A-1/VMIG 1	3.1
NR	22.1
100.0%

†                  As a percentage of total investments.

‡                  The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

See pages 13 through 16 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	13

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

14	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Long-term security ratings (unaudited) (cont’d)

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	15

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG	—

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

16	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
B	—	Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.
C	—	Fitch rating indicating default is a real possibility.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

April 30, 2012

Assets:
Investments, at value (Cost — $163,201,414)	$172,681,276
Interest receivable	3,208,506
Receivable for securities sold	90,000
Prepaid expenses	1,501
Total Assets	175,981,283

Liabilities:
Payable for securities purchased	3,313,981
Investment management fee payable	77,513
Due to custodian	57,386
Payable to broker — variation margin on open futures contracts	7,656
Directors’ fees payable	147
Accrued expenses	49,378
Total Liabilities	3,506,061
Total Net Assets	$172,475,222

Net Assets:
Par value ($0.01 par value; 21,531,181 shares issued and outstanding; 500,000,000 shares authorized)	$ 215,312
Paid-in capital in excess of par value	189,336,581
Undistributed net investment income	11,482
Accumulated net realized loss on investments and futures contracts	(26,414,664)
Net unrealized appreciation on investments and futures contracts	9,326,511
Total Net Assets	$172,475,222

Shares Outstanding	21,531,181

Net Asset Value	$8.01

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2012

Investment Income:
Interest	$ 4,996,551

Expenses:
Investment management fee (Note 2)	460,671
Audit and tax	23,676
Transfer agent fees	21,945
Shareholder reports	18,210
Directors’ fees	15,206
Legal fees	9,685
Stock exchange listing fees	9,064
Fund accounting fees	8,088
Insurance	2,309
Custody fees	601
Miscellaneous expenses	2,940
Total Expenses	572,395
Net Investment Income	4,424,156

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	660,451
Futures contracts	245,492
Net Realized Gain	905,943
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,853,885
Futures contracts	(485,860)
Change in Net Unrealized Appreciation (Depreciation)	7,368,025
Net Gain on Investments and Futures Contracts	8,273,968
Increase in Net Assets from Operations	$12,698,124

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011	2012	2011

Operations:
Net investment income	$ 4,424,156	$ 9,045,839
Net realized gain (loss)	905,943	(247,677)
Change in net unrealized appreciation (depreciation)	7,368,025	(3,940,117)
Increase in Net Assets From Operations	12,698,124	4,858,045

Distributions to Shareholders From (Note 1):
Net investment income	(4,515,588)	(9,435,844)
Decrease in Net Assets From Distributions to Shareholders	(4,515,588)	(9,435,844)

Fund Share Transactions:
Reinvestment of distributions (49,595 and 62,001 shares issued, respectively)	380,418	456,951
Increase in Net Assets From Fund Share Transactions	380,418	456,951
Increase (Decrease) in Net Assets	8,562,954	(4,120,848)

Net Assets:
Beginning of period	163,912,268	168,033,116
End of period*	$172,475,222	$163,912,268
* Includes undistributed net investment income of:	$11,482	$102,914

See Notes to Financial Statements.

20	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2012[1]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$7.63	$7.84	$7.45	$7.08	$8.23	$8.22

Income (loss) from operations:
Net investment income	0.21	0.42	0.43	0.43	0.44	0.42
Net realized and unrealized gain (loss)	0.38	(0.19)	0.40	0.38	(1.17)	—
Total income (loss) from operations	0.59	0.23	0.83	0.81	(0.73)	0.42

Less distributions from:
Net investment income	(0.21)	(0.44)	(0.44)	(0.44)	(0.42)	(0.41)
Total distributions	(0.21)	(0.44)	(0.44)	(0.44)	(0.42)	(0.41)
Net asset value, end of period	$8.01	$7.63	$7.84	$7.45	$7.08	$8.23
Market price, end of period	$8.24	$7.52	$7.93	$7.25	$6.53	$7.75
Total return, based on NAV[2,3]	7.85%	3.39%	11.69%	12.30%	(9.02)%	5.40%
Total return, based on Market Price[4]	12.61%	0.74%	16.09%	18.49%	(10.89)%	4.06%
Net assets, end of period (millions)	$172	$164	$168	$158	$149	$173

Ratios to average net assets:
Gross expenses	0.68%[5]	0.68%	0.70%	0.71%	0.71%	0.84%[6]
Net expenses[7]	0.68 [5]	0.68	0.70	0.71	0.71	0.79 [6,8]
Net investment income	5.28 [5]	5.63	5.70	6.17	5.59	5.14

Portfolio turnover rate	8%	10%	17%	17%	17%	16%

1                   For the six months ended April 30, 2012 (unaudited).

2                   Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3                   The total return calculation assumes that distributions are invested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4                   The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5                   Annualized.

6                   Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.73%.

7                   The impact of compensating balance arrangements, if any, was less than 0.01%.

8                   Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the

22	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	23

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$167,281,276	—	$167,281,276
Short-term investments†	—	5,400,000	—	5,400,000
Total investments	—	$172,681,276	—	$172,681,276

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$153,351	—	—	$153,351

†  See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or

24	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	25

the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

26	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$15,192,796
Sales	13,870,000

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,358,402
Gross unrealized depreciation	(2,878,540)
Net unrealized appreciation	$ 9,479,862

At April 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	49	6/12	$6,847,524	$7,000,875	$(153,351)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2012.

LIABILITY DERIVATIVES1

Interest Rate Risk
Futures contracts[2]	$153,351

1              Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2              Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in

Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report	27

unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$245,492

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$(485,860)

During the six months ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$3,797,710

5. Distributions subsequent to April 30, 2012

On February 10, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.035 per share, payable on March 30, 2012, April 27, 2012 and May 25, 2012 to shareholders of record on March 23, 2012, April 20, 2012 and May 18, 2012, respectively. The May record date distribution was made subsequent to the period end of this report.

On May 10, 2012, the Board declared three distributions, each in the amount of $0.033 per share, payable on June 29, 2012, July 27, 2012 and August 31, 2012 to shareholders of record on June 22, 2012, July 20, 2012 and August 24, 2012, respectively. The June record date distribution was made subsequent to the period end of this report.

6. Capital loss carryforward

As of October 31, 2011, the Fund had a net capital loss carryforward of approximately $27,063,645, of which $10,608,178 expires in 2012, $5,677,661 expires in 2013, $1,928,255 expires in 2015, $2,673,203 expires in 2016 and $6,176,348 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either

28	Western Asset Municipal High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset Municipal High Income Fund Inc.	29

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Municipal High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager and the Manager’s affiliate, Western Asset Management Company (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

30	Western Asset Municipal High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

Western Asset Municipal High Income Fund Inc.	31

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper. The Performance Universe ranged from ten to fourteen funds, including the Fund, for the 1-, 3-, 5- and 10-year periods ended June 30, 2011.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2011 ranked sixth and seventh, respectively, among the fourteen funds in the Performance Universe for those periods. The Lipper Performance Universe also showed that the Fund’s performance for the 5-year period ended June 30, 2011 was ranked third among the thirteen funds in the Performance Universe for that period and that its performance for the 10-year period ended June 30, 2011 was ranked seventh among the ten funds in the Performance Universe for that period. The Fund’s performance for the 10-year period ended June 30, 2011 was worse than the median performance for the Performance Universe but the Fund’s performance was better than the Performance Universe median for each other period. In considering the Fund’s underperformance relative to the Performance Universe for the 10-year period ended June 30, 2011, the Board noted previous advice from the Manager that Lipper, in order to create a meaningful size universe for comparison, included both leveraged and non-leveraged funds in the Performance Universe due to the limited number of non-leveraged high-yield municipal debt closed-end funds, such as the Fund. The use of leverage may enhance fund performance in a rising market and may detract from fund performance in a declining market. Because it does not use leverage, according to the Manager’s previous advice, the Fund was at a relative disadvantage to leveraged funds included in the Performance Universe during the 10-year period. The Board noted that the small number

32	Western Asset Municipal High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

of funds in the Performance Universe as well as Lipper’s inclusion of both leveraged and non-leveraged funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Western Asset under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and thirteen other leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Lipper, with net common share assets ranging from $62.5 million to $425.7 million. Seven of the other funds in the Expense Universe were larger than the Fund and six were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee was ranked third among the funds in the Expense Universe on a contractual basis and was ranked second among the Expense Universe funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds). The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked first (i.e., lowest) among the funds in the Expense Universe. The Board noted, among other things, the small number of funds in the Expense Universe and Lipper’s inclusion of both leveraged and non-leveraged funds in the Expense Universe made meaningful comparisons difficult.

Western Asset Municipal High Income Fund Inc.	33

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2011 and March 31, 2010. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to Western Asset was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager. The profitability analysis presented to the Board indicated that profitability to the Manager had increased by 12 percent over the period covered by the

34	Western Asset Municipal High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

analysis. The Board, however, concluded that profitability was not excessive in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and Western Asset.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and western asset

The Board considered other benefits received by the Manager, Western Asset and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Municipal High Income Fund Inc.	35

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal High Income Fund Inc. was held on February 24, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	18,119,204	272,210
Riordan Roett	18,000,556	390,858
R. Jay Gerken	18,130,832	260,582

At April 30, 2012, in addition to Carol L. Colman, Riordan Roett and R. Jay Gerken, the other Directors of the Fund were as follows:

Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Jeswald W. Salacuse

36	Western Asset Municipal High Income Fund Inc.

Dividend reinvestment plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to

Western Asset Municipal High Income Fund Inc.	37

terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

Western Asset

Municipal High Income Fund Inc.

Directors	Western Asset Municipal High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadviser	New York, NY 10017-3909
Jeswald W. Salacuse	Western Asset Management Company
New York Stock Exchange Symbol
Officers	Custodian	MHF
R. Jay Gerken	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	59 Maiden Lane
Identity Theft Prevention Officer	New York, NY 10038
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•       Personal information included on applications or other forms;

•       Account balances, transactions, and mutual fund holdings and positions;

•       Online account access user IDs, passwords, security challenge question responses; and

•       Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•       Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•       Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•       The Funds’ representatives such as legal counsel, accountants and auditors; and

•       Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04050 6/12 SR12-1667

ITEM 2.         CODE OF ETHICS.

Not Applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.         SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.         DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.       CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.       EXHIBITS.

(a) (1)  Not Applicable.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	June 25, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Western Asset Municipal High Income Fund Inc.

Date:	June 25, 2012